                                                                    EXHIBIT 20.1

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust

                       ----------------------------------


                 Class A Accounts Receivable Trust Certificates



                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2001.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

     1.     Total Class A distributions.............................................................$311,400,000.00
                                                                                                    ---------------

     2.     Class A principal distributions.........................................................$300,000,000.00
                                                                                                    ---------------

     3.     Class A interest distributions...........................................................$11,400,000.00
                                                                                                     --------------

     4.     Excess of Class A principal balance over Class A
            Invested Amount as of the Record Date.............................................................$0.00
                                                                                                              -----

     5.     Class A Invested Amount as of the Record Date/
            Class A Initial Invested Amount (determined after
            taking into account any increase or decrease in
            the Invested Amount which will occur upon the current
            distribution).....................................................................................$0.00
                                                                                                              -----


                Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

                IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 24th day of September, 2001.




                      AMERICAN EXPRESS TRAVEL RELATED
                      SERVICES COMPANY, INC.
                      as Servicer






                      By:   /s/ John D. Koslow
                         ----------------------------------------------------
                         Name:  John D. Koslow
                         Title: Vice President - Treasury

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust

                       ----------------------------------


                 Class A Accounts Receivable Trust Certificates



                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2001.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

     1.     Total Class A distributions..............................................................$11,775,000.00
                                                                                                     --------------

     2.     Class A principal distributions...................................................................$0.00
                                                                                                              -----

     3.     Class A interest distributions...........................................................$11,775,000.00
                                                                                                     --------------

     4.     Excess of Class A principal balance over Class A
            Invested Amount as of the Record Date.............................................................$0.00
                                                                                                              -----
     5.     Class A Invested Amount as of the Record Date/
            Class A Initial Invested Amount (determined after
            taking into account any increase or decrease in
            the Invested Amount which will occur upon the current
            distribution).....................................................................................$0.00
                                                                                                              -----




                Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

                IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 24th day of September, 2001.




                           AMERICAN EXPRESS TRAVEL RELATED
                           SERVICES COMPANY, INC.
                           as Servicer






                           By:   /s/ John D. Koslow
                              --------------------------------------------------
                              Name:  John D. Koslow
                              Title: Vice President - Treasury

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust

                       ----------------------------------


                 Class A Accounts Receivable Trust Certificates



                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31,2001.
                                               ---------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

     1.     Total Class A distributions...............................................................$3,300,458.33
                                                                                                      -------------

     2.     Class A principal distributions...................................................................$0.00
                                                                                                              -----

     3.     Class A interest distributions............................................................$3,300,458.33
                                                                                                      -------------

     4.     Excess of Class A principal balance over Class A
            Invested Amount as of the Record Date.............................................................$0.00
                                                                                                              -----

     5.     Class A Invested Amount as of the Record Date/
            Class A Initial Invested Amount (determined after
            taking into account any increase or decrease in
            the Invested Amount which will occur upon the current
            distribution)...........................................................................$950,000,000.00
                                                                                                    ---------------


                Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

                IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 24th day of September, 2001.



                             AMERICAN EXPRESS TRAVEL RELATED
                             SERVICES COMPANY, INC.
                             as Servicer




                             By:   /s/ John D. Koslow
                                ------------------------------------------------
                                Name:  John D. Koslow
                                Title: Vice President - Treasury

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust

                       ----------------------------------


                 Class A Accounts Receivable Trust Certificates



                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2001.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

     1.     Total Class A distributions.............................................................$301,034,000.00
                                                                                                    ---------------

     2.     Class A principal distributions.........................................................$300,000,000.00
                                                                                                    ---------------

     3.     Class A interest distributions............................................................$1,034,000.00
                                                                                                      -------------

     4.     Excess of Class A principal balance over Class A
            Invested Amount as of the Record Date.............................................................$0.00
                                                                                                              -----

     5.     Class A Invested Amount as of the Record Date/
            Class A Initial Invested Amount (determined after
            taking into account any increase or decrease in
            the Invested Amount which will occur upon the current
            distribution).....................................................................................$0.00
                                                                                                              -----


                Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

                IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 24th day of September, 2001.



                               AMERICAN EXPRESS TRAVEL RELATED
                               SERVICES COMPANY, INC.
                               as Servicer




                               By:   /s/ John D. Koslow
                                  ----------------------------------------------
                                  Name:  John D. Koslow
                                  Title: Vice President - Treasury

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust

                       ----------------------------------


                 Class A Accounts Receivable Trust Certificates



                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2001.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

     1.     Total Class A distributions...............................................................$4,916,666.67
                                                                                                      -------------

     2.     Class A principal distributions...................................................................$0.00
                                                                                                              -----

     3.     Class A interest distributions............................................................$4,916,666.67
                                                                                                      -------------

     4.     Excess of Class A principal balance over Class A
            Invested Amount as of the Record Date.............................................................$0.00
                                                                                                              -----

     5.     Class A Invested Amount as of the Record Date/
            Class A Initial Invested Amount (determined after
            taking into account any increase or decrease in
            the Invested Amount which will occur upon the current
            distribution).........................................................................$1,000,000,000.00
                                                                                                  -----------------



                Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

                IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 24th day of September, 2001.



                              AMERICAN EXPRESS TRAVEL RELATED
                              SERVICES COMPANY, INC.
                              as Servicer




                              By:   /s/ John D. Koslow
                                 -----------------------------------------------
                                 Name:  John D. Koslow
                                 Title: Vice President - Treasury